Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

                             The Montgomery Funds II

                      Supplement dated March 6, 2003 to the
                               Prospectuses of the
                 Montgomery Partners Long-Short Equity Plus Fund
                  (formerly, Montgomery Global Long-Short Fund)
                             dated February 10, 2003

The following paragraph replaces the first paragraph on page 3 of the prospectus for the Class A, B, and C Shares of the Fund:

Past Fund Performance. The Fund's past performance shown on this page reflects the results under the Fund's former investment process. As of March 4, 2003, the Fund implemented a new investment strategy and process, which are discussed further in this prospectus. Of course, past performance is no guarantee of future results. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions. Performance is shown for the Class C shares of the Fund.

The following paragraph replaces the first paragraph on page 4 of the prospectus for the Class R Shares of the Fund:

Past Fund Performance
The Fund's past performance shown on this page reflects the results under the Fund's former investment process. As of March 4, 2003, the Fund implemented a new investment strategy and process, which are discussed further in this prospectus. Of course, past performance is no guarantee of future results. The following bar chart shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. All results of the Fund reflect the reinvestment of dividends and capital-gain distributions.